STATEMENT OF STOCKHOLDERS' DEFICIT (Unaudited) - 6 months ended Jun. 30, 2018 - USD ($)	Common Stock [Member]	Accumulated Deficit [Member]	Total
Balance, May 17, 2017 (Inception) at Dec. 31, 2017	$ 2,000	$ (4,312)	$ (2,620)
Balance, May 17, 2017 (Inception) (in shares) at Dec. 31, 2017	20,000,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Issuance of common stock for service (in shares)			10,000
Net income			$ 21,376
Balance, December 31, 2017 at Jun. 30, 2018			$ 20,927